Warwick Community Bancorp

Fred G. Kowal
Chairman & CEO


1st Qtr

NYSSA 4th Annual Banking Conference

December 12, 2002

NASDAQ: WSBI

Forward-Looking Statements

- This presentation may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to, estimates with respect to the financial condition, results of operations and business of the company that are subject to various factors which could cause actual results to differ materially from these estimates.
- Factors that might cause a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting Warwick's operations, pricing, products and services.
- Actual results may differ materially from the results discussed in these forward-looking statements. Warwick Community Bancorp, Inc. assumes no obligation for updating such forward-looking statements at any time. Investors are encouraged to access Warwick Community Bancorp's periodic reports filed with the Securities and Exchange Commission for financial and business information regarding the Company.

Corporate Profile

- **Financial holding Company headquartered in New York**

  -The Warwick Savings Bank

  -The Towne Center Bank

- **Traded on NASDAQ National Market symbol "WSBI"**

WARWICK COMMUNITY BANCORP

Geographical Profile of Warwick Community Bancorp's Market Area



New York
Albany
Trenton
New Jersey
Ulster County, NY
Sullivan County, NY
Dutchess County, NY
Putnam County, NY
Orange County, NY
Pike County, PA
Westchester County, NY
Sussex County, NJ
Rockland County, NY
Bergen County, NJ
Passaic County, NJ
Bronx County, NY
Essex County, NJ
New York County, NY
Hudson County, NJ

COMMUNITY BANCORP

Superior Growth Potential



Median Income
Population Per Square Mile
$59,557
3659.5
$46,446
409.4
$62,646
409.7
$37,005
77.1
Bergen County
Orange County
Putnam County
National

WARWICK COMMUNITY BANCORP

TOTAL ASSETS
($ in millions)



$900
$800
$700
$600
$500
$400
$300
$200
$807
$767
$638
$598
$445
$287
1997
1998
1999
2000
2001
Sep 02
WSBI
REG.
H.P.

5 – YEAR CAGR OF TOTAL ASSETS



30%
25%
20%
15%
10%
5%
0%
24.10%
14.40%
10.42%
1996 - 2001
WSBI
REG.
H.P.

NET LOANS/ TOTAL ASSETS


75%
70%
65%
60%
55%
50%
45%
67.76%
68.09%
63.99%
58.74%
58.44%
48.27%
1997
1998
1999
2000
2001
Sep 02
WSBI
REG.
H.P.

CASH & SECURITIES / TOTAL ASSETS



50%
45%
40%
35%
30%
25%
48.79%
38.33%
38.16%
27.91%
31.27%
27.06%
1997
1998
1999
2000
2001
Sep 02
WSBI
REG.
H.P.

1-Year Loan Portfolio Composition Comparison


At September 30, 2001
Total Loans: $510.2 million
Other Mortgage Loans 11.0%
Commercial 21.8%
One-to-four Family 58.3%
Consumer 8.9%


At September 30, 2002
Total Loans: $526.9 million
Other Mortgage Loans 5.9%
Commercial 35.0%
One-to-four Family 53.2%
Consumer 5.9%

WARWICK COMMUNITY BANCORP

TOTAL DEPOSITS
($ in millions)



550
500
450
400
350
300
250
200
$221
$247
$283
$348
$422
$443
1997
1998
1999
2000
2001
Sep 02
WSBI
REG.
H.P.

Deposit Share (Orange County)

Bank	# of Branches	Total Deposits ($000s)	% of Deposit	Avg. Deposits per Branch ($000s)
1) Bank of New York Co.	18	475,750	12.28	26,430
2) Hudson United Bank	16	438,126	11.31	27,382
3) Fleet	15	419,519	10.83	27,967
4) Key Bank	13	418,040	10.79	32,156
5) Warwick Savings Bank	5	331,057	8.55	66,211

WARWICK COMMUNITY BANCORP

5 – YEAR CAGR OF TOTAL DEPOSITS



14 %
12 %
10 %
8 %
6 %
4 %
2 %
0 %
12.63%
7.53%
9.49%
1996 - 2001
WSBI
REG.
H.P.

GROSS LOANS / TOTAL DEPOSITS



140%
130%
120%
110%
100%
90%
80%
70%
60%
124.1%
124.9%
123.1%
118.9%
106.6%
63.1%
1997
1998
1999
2000
2001
Sep 02
WSBI
REG.
H.P.

TOTAL EQUITY
($ in millions)



90
80
70
60
50
40
30
20
$84
$83
$73
$74
$67
$28
1997
1998
1999
2000
2001
Sep 02
WSBI
REG.
H.P.

TANGIBLE EQUITY / TOTAL ASSETS



20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
18.92%
11.38%
10.49%
11.14%
8.82%
9.81%
1997
1998
1999
2000
2001
Sep 02
WSBI
REG.
H.P.

LEVERAGE RATIO
(Tier 1 / Average Assets)


26.0%
24.0%
22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
22.51%
14.34%
11.86%
9.64%
9.56%
9.95%
1997
1998
1999
2000
2001
Sep 02
WSBI
REG.
H.P.

Well Capitalized = 5%

RETURN ON AVERAGE EQUITY



16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
11.01%
6.44%
4.15%
6.61%
7.97%
12.21%
1997
1998
1999
2000
2001
LTM Sep 02
WSBI
REG.
H.P.

LOAN LOSS RESERVES / GROSS LOANS



1.3%
1.2%
1.1%
1.0%
0.9%
0.8%
0.7%
0.6%
0.5%
0.88%
0.66%
0.55%
0.63%
0.70%
0.88%
1997
1998
1999
2000
2001
Sep 02
WSBI
REG.
H.P.

NON-PERFORMING LOANS / GROSS LOANS


0.9%
0.8%
0.7%
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.86%
0.27%
0.35%
0.22%
0.27%
0.41%
1997
1998
1999
2000
2001
Sep 02
WSBI
REG.
H.P.

NET INTEREST SPREAD



4.0%
3.8%
3.6%
3.4%
3.2%
3.0%
2.8%
2.6%
2.4%
3.86%
3.58%
3.29%
3.11%
2.92%
2.70%
1997
1998
1999
2000
2001
LTM Sep 02
WSBI
REG.
H.P.

NET INTEREST MARGIN


5.0%
4.8%
4.6%
4.4%
4.2%
4.0%
3.8%
3.6%
3.4%
3.2%
3.0%
4.18%
4.75%
3.86%
3.28%
3.47%
3.78%
1997
1998
1999
2000
2001
LTM
Sep 02
WSBI
REG.
H.P.

FEES / REVENUES
(Non – II / (Non – II + Net II))



23%
21%
19%
17%
15%
13%
11%
9%
7%
5%
14.78%
12.38%
14.99%
20.51%
19.02%
17.64%
1997
1998
1999
2000
2001
LTM Sep 02
WSBI
REG.
H.P.

NON-INTEREST INCOME / AVERAGE ASSETS


0.9%
0.8%
0.7%
0.6%
0.5%
0.4%
0.3%
0.2%
0.69%
0.64%
0.64%
0.79%
0.77%
0.77%
1997
1998
1999
2000
2001
LTM Sep 02
WSBI
REG.
H.P.

EFFICIENCY RATIO
(Non – IE / (Non – II + Net II))


80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
70.36%
71.69%
76.32%
70.21%
64.57%
54.31%
1997
1998
1999
2000
2001
LTM Sep 02
WSBI
REG.
H.P.

RETURN ON AVERAGE ASSETS



1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1.20%
0.99%
1.00%
0.79%
0.70%
0.62%
1997
1998
1999
2000
2001
LTM Sep 02
WSBI
REG.
H.P.

3 – YEAR CAGR OF EARNINGS PER SHARE


35%
30%
25%
20%
15%
10%
5%
0%
27.38%
4.41%
10.95%
1998 - 2001
WSBI
REG.
H.P.

3 – YEAR CAGR OF CORE EARNINGS PER SHARE



50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
41.74%
7.54%
17.19%
1998 - 2001
WSBI
REG.
H.P.

Price and Volume


$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
280,000
240,000
200,000
160,000
120,000
80,000
40,000
0
11/29/99
3/28/00
7/26/00
11/21/00
3/23/01
7/23/01
11/23/01
3/26/02
7/24/02
11/19/02
Stock Price
Volume
Reported Vol. = 8,296,782
Est. # of Shrs. Traded = 4,148,391
Shares Traded / Shares Outstanding = 84.51%

Data Source: FactSet

Comparative Price Appreciation (3 Yr)


350%
300%
250%
200%
150%
100%
50%
11/29/99
3/28/00
7/26/00
11/21/00
3/23/01
7/23/01
11/23/01
3/26/02
7/24/02
11/19/02
186.27%
98.68%
29.86%
1.68%
-33.65%
WSBI
NASDAQ Bank Index
S&P 500
Composite
S&P Bank Index

COMPOSITE = ABBK, BYS, CNY, FFIC, FKFS, FSBI, HARL, NEPF, PBCI, PFNC, PORT THTL, TRYF, WGBC, WRO

Comparative Price Appreciation (1 Yr)



160%
150%
140%
130%
120%
110%
100%
90%
80%
70%
60%
11/29/01
1/09/02
2/19/02
3/28/02
5/07/02
6/14/02
7/24/02
8/30/02
10/09/02
11/15/02
46.67%
33.11%
8.40%
1.02%
-18.08%
WSBI
NASDAQ Bank Index
S&P 500
Composite
S&P Bank Index

COMPOSITE = ABBK, BYS, CNY, FFIC, FKFS, FSBI, HARL, NEPF, PBCI, PFNC, PORT THTL, TRYF, WGBC, WRO

OWNERSHIP


40%
35%
30%
25%
20%
15%
10%
5%
0%
32.8%
16.2%
17.6%
17.6%
19.8%
12.4%
WSBI
REG.
H.P.
Insider
Institutional

Comparable Group Analysis

	WSBI	REG.	H.P.	NY(1)
Price / Tang. BV	182.30%	134.33%	173.98%	195.01%
Price / LTMEPS	14.76x	15.28x	11.39x	12.21x

WARWICK COMMUNITY BANCORP

Data Source: SNL Financial

Corporate Focus

- Organic Growth
- Continuing emphasis on Commercial Lending
- Acquisitions
- Shareholder Value

WARWICK COMMUNITY BANCORP